Exhibit 99.1

OTELCO INC. OTEL (Nasdaq) www.otelco.com May 2020 1

2 This presentation contains forward - looking statements that are subject to risks and uncertainties . Forward - looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business . These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events . These forward - looking statements are based on assumptions that we have made in light of our experience in the industry in which we operate, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances . Although we believe that these forward - looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial condition or results of operations, or cause our actual results to differ materially from those in the forward - looking statements .

OTELCO

Management Team

Exceptional management team with deep expertise leading companies in the telecommunications industry and a demonstrated track record of managing growth platforms



Richard Clark

President and CEO

- 30+ years of experience
- Appointed President in May 2019 and CEO in January 2020
- Joined Otelco in October 2018 as COO
- Previously Executive Vice President and CFO at Oxford Networks then FirstLight Fiber

Prior Experience

FirstLight



Curtis Garner

CFO

- 40+ years of experience
- Served as Chief Financial Officer since February 2004

Prior Experience

Ptek HOLDINGS

AT&T



David Allen

VP of Network Operations

- 20+ years of experience
- Joined Otelco in 2017
- Previously Vice President of Technology at Great Works Internet

Prior Experience

gwi GREAT WORKS INTERNET



Trevor Jones

VP of Sales, Marketing and Customer Service

- 20+ years of experience
- Previously served as Vice President of Business Development and Director of Sales and Marketing at Great Works Internet

Prior Experience

gwi GREAT WORKS INTERNET



Trina Bragdon

General Counsel, VP of Human Resources and Regulatory Affairs

- 25+ years of experience
- Served as General Counsel since 2013
- Served as Director of Legal and Regulatory Affairs 2009-2013

Prior Experience

SAUL EWING ARNSTEIN & LEHR LLP

3

4 28,000+ ILEC Customers Both Business and Residential MILLION 2019 revenue $47 million in RLEC $15 million in CLEC $62+ SERVICE FOOTPRINT 11 RLECS across 6 states and CLEC serving 3 states MILLION 2019 EBITDA $23+ EMPLOYEES With 18 office facilities across 6 states 200+ CLEC BUSINESS CUSTOMERS Across critical industries 2,000+ Otelco At - a - Glance

5 0% 5% 10% 15% 20% 25% 30% 35% 40% Local Services Network Access Cable Television Internet Transport Services Managed Services 2017 2018 2019 Q1 2019 Q1 2020 Diverse Revenue Mix

6 Current Network Summary Otelco Network Summary New England CLEC Missouri RLEC New England RLEC Alabama RLEC Switching Facilities Remote Switches 31 Colos 89 107 75 Video Nodes - - - 46 Wireless Internet Access Points - 156 - - Total Fiber Route Miles 1,259 473 513 1,363 Owned Fiber Route Miles 243 473 513 1,363 Transport Fiber Route Miles 243 457 370 518 Distribution Fiber Route Miles - 16 143 845 IRU Fiber Route Miles 235 - - - Leased Fiber Route Miles 781 - - - Copper Route Miles - 1,010 1,501 3,119 1) Figures as of May 2020

7 3.48 3.11 2.90 3.00 2.99 65,000 70,000 75,000 80,000 85,000 90,000 95,000 100,000 2016 2017 2018 2019 Q1 2020 Debt Level and Year End Leverage Notes Outstanding (000) Leverage Ratio See appendix for reconciliation to GAAP measures

8 2020 Operational Initiatives • Mapping Project • Establishes accurate location data • Establishes accurate representation of plant • Facilitates plant analysis and reporting • Maine and Alabama completed, Missouri and Massachusetts complete by July • West Virginia and Vermont complete by end of year • Adtran/VDSL Deployment • Enable VDSL service in all Central Office and Remote locations • Meet 40% A - CAM coverage in 2020 • Provide 50Mbps to 75 Mbps service to 10% of market • Alabama and Missouri completed in 2019 • Northeast states are delayed by COVID - 19 travel restrictions • Expecting to complete by the end of September • Cable Deployment • Free up spectrum currently used by analog channels to enhance speeds for Cable internet customers • Offer increased speeds up to 1 Gbps service • Allow for deployment of additional HD channels • Expected completion in early 2021

Speed Coverage in Network 9 Gigabit-capable 2018 2019 Planned 2020 FTTP Locations 7,243 11% 10,685 16% 12,890 19% DOCSIS 3.1 Locations 5,524 8% TOTAL Gigabit-capable Locations 7,243 11% 10,685 16% 18,414 27% VDSL (25/3 Broadband, or better) 25Mbps 390 1% 3,839 6% 7,730 11% 50Mbps 561 1% 2,357 3% 4,961 7% 75Mbps 320 0% 564 1% 1,405 2% Total VDSL Locations 1,271 2% 6,761 10% 14,096 21% Market locations with 25/3 Mbps or better 8,514 13% 17,446 26% 32,510 48% Market locations with speeds of 1 Mbps to 24 Mbps (most under 10 Mbps) 58,907 87% 49,975 74% 34,911 52% Total estimated market locations 67,421 100% 67,421 100% 67,421 100%

10 Total Locations Passed with Fiber Locations Passed = Ready for service installation via drop fiber. Locations counts in 2020 reflect the completion and release of locations passed with 2019 projects. State Pre 2017 2017 2018 2019 2020 Total Fiber Customers Penetration Alabama Locations 3,329 1,230 1,351 2,786 2,005 10,701 2,622 25% Fiber Miles 511 41 102 191 - 845 New England Locations 187 409 373 629 227 1,825 765 42% Fiber Miles 20 31 29 63 - 143 Missouri Locations 51 221 92 - - 364 199 55% Fiber Miles 2 10 4 - - 16 Total Locations 3,567 1,860 1,816 3,415 2,232 12,890 3,586 28% Cumulative Locations 3,567 5,427 7,243 10,658 12,890 12,890 % of Total Market 5% 8% 11% 16% 19% 19% Total Fiber Miles 533 82 135 254 - 1,004 ACTUAL

11 Otelco Fiber 3/31/2020 Locations Passed = Ready for service installation via drop fiber. 25%

12 APPENDIX

OTELCO

Appendix: Select Financial Information

Year End Results	2020 Q1	2019 Q1	2019	2018	2017	2016
Operating Revenues	$15,421,719	$15,755,190	$ 62,766,100	$ 66,067,725	$ 68,525,759	$ 68,944,452
Operating Expenses (COGS and SG&A)	(10,095,518)	(10,075,217)	(40,278,826)	(41,042,221)	(41,542,212)	(42,108,830)
Depreciation and Amortization	(2,021,501)	(1,916,635)	(7,643,394)	(7,232,339)	(7,376,828)	(8,022,627)
Operating Income	**$ 3,304,700**	**$ 3,763,338**	**$ 14,843,880**	**$ 17,793,165**	**$ 19,606,719**	**$ 18,812,995**
Interest Expense	(1,181,348)	(1,366,864)	(5,270,820)	(5,844,132)	(13,249,547)	(10,633,956)
Other Income	707,391	594,243	615,343	262,886	204,461	624,355
Loss on Debt Prepayment Penalty	-	-	-	-	(2,302,875)	-
Income Before Taxes	**$ 2,830,743**	**$ 2,990,717**	**$ 10,188,403**	**$ 12,211,919**	**$ 4,258,758**	**$ 8,803,394**
Provision For income taxes	(612,993)	(710,178)	(2,392,777)	(2,744,598)	7,856,380	(3,657,617)
Net Income	**$ 2,217,750**	**$ 2,280,539**	**$ 7,795,626**	**$ 9,467,321**	**$ 12,115,138**	**$ 5,145,777**
Adjustments to EBITDA						
Amortization	66,772	79,004	299,439	326,269	375,876	885,175
Depreciation	1,954,729	1,837,630	7,343,954	6,906,070	7,000,952	7,137,453
Income Tax Expense	612,993	710,178	2,392,777	2,744,598	(7,856,380)	3,657,617
Interest Expense	1,176,128	1,365,912	5,254,862	5,843,383	13,249,487	10,633,235
Loan Fees	17,187	17,187	69,011	74,132	2,447,076	203,545
Stock Compensation	52,142	71,303	254,094	307,935	308,238	415,645
EBITDA	**$ 6,097,701**	**$ 6,361,753**	**$ 23,409,763**	**$ 25,669,708**	**$ 27,640,387**	**$ 28,078,448**

Technology. Tradition. Together.

13

Appendix: Leverage Ratio

Year End Results	2020 Q1 TTM	2019 Q1 TTM	2019	2018	2017	2016
Net Income	**$ 7,732,837**	**$ 9,752,141**	**$ 7,795,626**	**$ 9,467,321**	**$ 12,115,138**	**$ 5,145,777**
Adjustments to EBITDA						
Amortization	287,208	321,130	299,439	326,269	375,876	885,175
Depreciation	7,461,053	7,008,805	7,343,954	6,906,070	7,000,952	7,137,453
Income Tax Expense	2,295,592	2,680,586	2,392,777	2,744,598	(7,856,380)	3,657,617
Interest Expense	5,065,078	5,750,797	5,254,862	5,843,383	13,249,487	10,633,235
Loan Fees	69,011	72,570	69,011	74,132	2,447,076	203,545
Stock Compensation	234,931	307,985	254,094	307,935	308,238	415,645
EBITDA	**$ 23,145,710**	**$ 25,894,014**	**$ 23,409,763**	**$ 25,669,708**	**$ 27,640,387**	**$ 28,078,448**
Senior Notes Payable	$ 64,775,000	$ 66,950,000	$ 65,862,500	$ 70,212,500	$ 81,562,500	$ 74,875,000
Current Portion LT Debt	4,350,000	4,350,000	4,350,000	4,350,000	4,350,000	7,125,000
Sub Notes Payable	-	-	-	-	-	15,572,726
Sub Notes Outstanding	-	-	-	-	-	
Notes Outstanding	$ 69,125,000	$ 71,300,000	$ 70,212,500	$ 74,562,500	$ 85,912,500	$ 97,572,726
Leverage	2.99	2.75	3.00	2.90	3.11	3.48

Technology. Tradition. Together.
14

OTELCO

Appendix: Select Financial Information

Year End Results	2020 Q1	2019 Q1	2019	2018	2017	2016
Operating Revenues	$ 15,421,719	$ 15,755,190	$ 62,766,100	$ 66,067,725	$ 68,525,759	$ 68,944,452
Operating COGS and SG&A	$ (10,026,188)	$ (9,986,727)	$ (39,955,722)	$ (40,660,154)	$ (41,089,773)	$ (41,489,638)
Other Income	$ 702,170	$ 593,290	$ 599,385	$ 262,137	$ 204,401	$ 623,634
% Revenue	60%	60%	63%	61%	60%	59%
Consolidated EBITDA	$ 6,097,701	$ 6,361,753	$ 23,409,763	$ 25,669,708	$ 27,640,387	$ 28,078,448
% Revenue	40%	40%	37%	39%	40%	41%

Technology. Tradition. Together.®

15

OTELCO

Appendix:
Select Financial Information

	2020 Q1	2019 Q1	2019	2018	2017	2016
EBITDA	$ 6,097,701	$ 6,361,753	$ 23,409,763	$ 25,669,708	$ 27,640,387	$ 28,078,448
Capital Expenditures	3,250,277	1,532,486	12,439,624	7,983,158	8,510,625	6,879,677
Free Cash Flow	2,847,424	4,829,267	10,970,139	17,686,550	19,129,762	21,198,771

	2020 Q1 TTM	2019 Q1 TTM	2019	2018	2017	2016
EBITDA	23,145,710	25,894,014	23,409,763	25,669,708	27,640,387	28,078,448
Debt	$ 69,125,000	$ 71,300,000	$ 70,212,500	$ 74,562,500	$ 85,912,500	$ 97,572,726
Cash	4,128,052	5,478,454	3,113,092	4,656,624	3,570,367	10,537,577
Net Debt	64,996,948	65,821,546	67,099,408	69,905,876	82,342,133	87,035,149
Debt/EBITDA	2.99	2.75	3.00	2.90	3.11	3.48
Net Debt/EBITDA	2.81	2.54	2.87	2.72	2.98	3.10

Technology. Tradition. Together.
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Glossary of Terms A - CAM Alternative Connect America Model CAF II Connect America Fund II CAF BLS Connect America Fund Broadband Loop Support CLEC Competitive Local Exchange Carrier FTTN Fiber to the Node (fiber to a remote office, allows for increased speed over existing copper network) FTTP Fiber to the Premise HCLS High Cost Loop Support ICLS Interstate Common Line Support ISP Internet Service Provider MSO Multiple System Operators RLEC Rural Local Exchange Carrier TSF Transitional Support Fund USF Universal Service Fund VDSL Very - high - bit - rate Digital Subscriber Line 17

OTELCO Inc. OTEL (Nasdaq) www.otelco.com 18